Exhibit 10.6
ORION ENERGY SYSTEMS, LTD.
2003 STOCK OPTION PLAN
     The purpose of the Orion Energy Systems, Ltd. 2003 Stock Option Plan (the “Plan”) is to provide (i) designated employees and officers of Orion Energy Systems, Ltd. (the “Company”) and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with the opportunity to receive grants of nonqualified stock options. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders.
     1. Administration
     (a) Committee. The Plan shall be administered and interpreted by the Board or by a committee appointed by the Board (the “Committee”). After an initial public offering of the Company’s stock as described in Section 20(b) (a “Public Offering”), the Plan shall be administered by a Committee, which may consist of “outside directors” as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations and “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). However, the Board may ratify or approve any grants as it deems appropriate. If the Board administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board.
     (b) Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matters arising under the Plan.
     (c) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

     2. Grants
     Awards under the Plan may consist of grants of nonqualified stock options as described in Section 5 and Section 6 (“Options” or “Grants”). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the “Grant Instrument”). The Committee shall approve the form and provisions of each Grant Instrument. Grants need not be uniform as among the grantees.
     3. Shares Subject to the Plan
     (a) Shares Authorized. Subject to adjustment as described in subsection (b) below, the aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued or transferred under the Plan is three million five hundred thousand (3,500,000) shares. After a Public Offering, the maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 250,000 shares, subject to adjustment as described below. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options authorized under this subsection (a) terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such Grants shall again be available for purposes of the Plan.
     (b) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spin-off, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spin-off or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.
     4. Eligibility for Participation
     (a) Eligible Persons. All employees of the Company and its subsidiaries (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in the Plan. Non-Employee Directors shall be eligible to receive Grants only under Section 6 of the Plan. Consultants and advisors who perform services to the Company or any of its subsidiaries (“Key Advisors”) shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.
     (b) Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as “Grantees”.
     5. Granting of Options
     (a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.
     (b) Type of Option and Price.
          (i) The Committee may grant Nonqualified Stock Options that are not intended to qualify as “incentive stock options” within the meaning of section 422 of the Code in accordance with the terms and conditions set forth herein. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.
          (ii) The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that the Exercise Price shall not be less than $1.375 per share.
          (iii) If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the NASDAQ National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.
     (c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten (10) years from the date of grant.

     (d) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.
     (e) Termination of Employment, Disability or Death.
          (i) Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Company for any reason other than a “disability”, death, or termination for “cause”, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.
          (ii) In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for “cause” by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Company. In addition, notwithstanding any other provisions of this Section 5, if the Committee determines that the Grantee has engaged in conduct that constitutes “cause” at any time while the Grantee is employed by, or providing service to, the Company or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.
          (iii) In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is “disabled”, all Options shall become fully exercisable by the Grantee and shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.
          (iv) If the Grantee dies while employed by, or providing service to, the Company or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(e)(i) above (or within such other period of time as may be specified by the Committee), all Options shall become fully exercisable by the Grantee and shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.
     (v) For purposes of this Section 5(e) and Section 6:
     (A) The term “Company” shall mean the Company and its parent and subsidiary corporations.
     (B) “Employed by, or provide service to, the Company” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.
     (C) “Disability” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code.
     (D) “Cause” shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee (i) has breached his or her employment or service contract with the Company, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information or (iv) has engaged in such other behavior detrimental to the interests of the Company as the Committee determines.
     (f) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (x) in cash, (y) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or (z) by such other method as the Committee may approve, including, after a Public Offering, payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. The Committee may authorize loans by the Company to Grantees in connection with the exercise of an Option, upon such terms and conditions as the Committee, in its sole discretion, deems appropriate. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 8) at the time of exercise.
     6. Formula Option Grants to Non-Employee Directors

     A Non-Employee Director shall be entitled to receive Nonqualified Stock Options in accordance with this Section 6 in addition to such other Grants, as the Committee deems appropriate.
     (a) Annual Grants. On each date that the Company holds its annual meeting of shareholders, commencing with the 2002 annual meeting, each Non-Employee Director, who first becomes a member of the Board after the effective date of this Plan (as specified in Section 20) who is in office immediately after the annual election of directors (other than a director who is first elected to the Board at such meeting) shall receive a grant of a Nonqualified Stock Option to purchase 2,500 shares of Company Stock. The number of options granted shall be pro rated for the portion of the previous fiscal year in which the Director was in office. The date of grant of each such annual Grant shall be the date of the annual meeting of the Company’s shareholders.
     (b) Exercise Price. The Exercise Price per share of Company Stock subject to an Option granted under this Section 6 shall be equal to the Fair Market Value of a share of Company Stock on the date of grant.
     (c) Option Term and Exercisability. The term of each Option granted pursuant to this Section 6 shall be ten (10) years. Options granted under this Section 6 shall be fully exercisable as of the date of grant.
     (d) Applicability of Plan Provisions. Except as otherwise provided in this Section 6, Nonqualified Stock Options granted to Non-Employee Directors shall be subject to the provisions of this Plan applicable to Nonqualified Stock Options granted to other persons.
     (e) Insufficient Shares. If at any time there are not sufficient shares available under the Plan to permit an automatic Grant as described in this Section 6, the Grant shall be reduced pro rata (to zero, if necessary) so as not to exceed the number of shares then available under the Plan.
     7. Deferrals
     The Committee may permit or require a Grantee to defer receipt of the delivery of shares that would otherwise be due to such Grantee in connection with any Option. If any such deferral election is permitted or required, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals.
     8. Withholding of Taxes
     (a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from other wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants. The Company may require the Grantee or other person receiving or exercising Grants to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.
     (b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company’s income tax withholding obligation with respect to an Option by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.
     9. Transferability of Grants
     (a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or if permitted in any specific case by the Committee, pursuant to a domestic relations order. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee (“Successor Grantee”) may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.
     (b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.
     10. Right of First Refusal
     (a) Offer. Prior to a Public Offering, if at any time an individual desires to sell, encumber, or otherwise dispose of shares of Company Stock that were distributed to him or her under this Plan and that are transferable, the individual shall first offer the shares to the Company by giving the Company written notice disclosing: (a) the name of the proposed transferee of the Company Stock; (b) the certificate number and number of shares of Company Stock proposed to be transferred or encumbered; (c) the proposed price; (d) all other terms of the proposed transfer; and (e) a written copy of the proposed offer. Within 60 days after receipt of such notice, the Company shall have the option to purchase all or part of such Company Stock at the then current Fair Market Value (as defined in Section 5(b)) and may pay such price in installments over a period not to exceed four years, at the discretion of the Committee.
     (b) Sale. In the event the Company (or a shareholder, as described below) does not exercise the option to purchase Company Stock, as provided above, the individual shall have the right to sell, encumber, or otherwise dispose of his shares of Company Stock on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within

15 days after the expiration of the option period. If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.
     (c) Pass Through of Rights. The Board, in its sole discretion, may waive the Company’s right of first refusal pursuant to this Section and the Company’s repurchase right pursuant to Section 11 below. If the Company’s right of first refusal or repurchase right is so waived, the Board may, in its sole discretion, pass through such right to the remaining shareholders of the Company in the same proportion that each shareholder’s stock ownership bears to the stock ownership of all the shareholders of the Company, as determined by the Board. To the extent that a shareholder has been given such right and does not purchase his or her allotment, the other shareholders shall have the right to purchase such allotment on the same basis.
     (d) Public Offering. On and after a Public Offering, the Company shall have no further right to purchase shares of Company Stock under this Section 10 and Section 11 below, and their limitations shall be null and void.
     (e) Shareholder’s Agreement. Notwithstanding the foregoing, the Committee may require that a Grantee execute a shareholder’s agreement, with such terms as the Committee deems appropriate, with respect to any Company Stock distributed pursuant to this Plan, in which case the provisions of this Section 10 and Section 11 below shall not apply to such Company Stock.
     11. Purchase by the Company
     Prior to a Public Offering, if a Grantee ceases to be employed by, or provide service to, the Company, the Company shall have the right to purchase all or part of any Company Stock distributed to him or her under this Plan at its then current Fair Market Value (as defined in Section 5(b)) (or at such other price as may be established in the Grant Instrument); provided, however, that such repurchase shall be made in accordance with applicable accounting rules to avoid adverse accounting treatment.
     12. Change of Control of the Company
     As used herein, a “Change of Control” shall be deemed to have occurred as a result of any of the following:
     (a) Any “person” (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”)) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, securities of the parent representing more than 50% of the voting power of the then outstanding securities of the parent; and provided further that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a shareholder; and provided further that a Change in Control shall not be deemed to occur as a result of a change in ownership resulting from any public or private offering of the Company’s securities.
     (b) The stockholders of the Company approve (or, if stockholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another entity where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, securities of the survivor representing more than 50% of the voting power of the then outstanding securities of the surviving entity, (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.
     (c) Any person has commenced a tender offer or exchange offer for 30% or more of the voting power of the then outstanding shares of the Company.
     (d) After the effective date of this Agreement, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.
     13. Consequences of a Change of Control
     (a) Assumption of Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by the surviving corporation (or a parent of the surviving corporation), and other outstanding Grants shall be converted to similar grants of the surviving corporation (or a parent of the surviving corporation).
     (b) Other Alternatives. Notwithstanding the foregoing, in the event of a Change of Control, the Committee may, but shall not be obligated to, take any of the following actions with respect to any or all outstanding Grants: the Committee may (i) determine that outstanding Options shall automatically accelerate and become fully exercisable, (ii) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options exceeds the Exercise Price of the Options or (iii) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. Such surrender, termination or settlement shall take place as of the date of the Change of Control or such other date as the Committee may specify. The Committee shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding Grants shall continue in effect according to their terms (subject to any assumption pursuant to Subsection (a)).

     (c) Committee. The Committee making the determinations under this Section 13 following a Change of Control must be comprised of the same members as those on the Committee immediately before the Change of Control. If the Committee members do not meet this requirement, the automatic provisions of Subsections (a) and (b) shall apply, and the Committee shall not have discretion to vary them.
     (d) Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (b) above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.
     14. Requirements for Issuance or Transfer of Shares
     (a) Shareholder’s Agreement. The Committee may require that a Grantee execute a shareholder’s agreement, with such terms as the Committee deems appropriate, with respect to any Company Stock issued or distributed pursuant to this Plan.
     (b) Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.
     (c) Lock-Up Period. If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), a Grantee (including any successors or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 120-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.
     15. Amendment and Termination of the Plan

     (a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required by law or applicable stock exchange requirements.
     (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.
     (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 21(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 21(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.
     (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.
     16. Funding of the Plan
     This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.
     17. Rights of Participants
     Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan, [except as provided in Section 6]. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.
     18. No Fractional Shares
     No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
     19. Headings

     Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.
     20. Effective Date of the Plan
     (a) Effective Date. The Plan supersedes and replaces in its entirety that certain Orion Lighting, Ltd. 2002 Stock Option Plan. This Plan shall be effective on October 1, 2003.
     (b) Public Offering. The provisions of the Plan that refer to a Public Offering, or that refer to, or are applicable to persons subject to, section 16 of the Exchange Act or section 162(m) of the Code, shall be effective, if at all, upon the initial registration of the Company Stock under section 12(g) of the Exchange Act, and shall remain effective thereafter for so long as such stock is so registered.
     21. Miscellaneous
     (a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.
     (b) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, after a Public Offering it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule l6b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of section 162(m) of the Code after a Public Offering. To the extent that any legal requirement of section 16 of the Exchange Act or section 162(m) of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 162(m) of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

     (c) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the state of Wisconsin.

Exhibit A-1
AMENDMENT NUMBER ONE
ORION ENERGY SYSTEMS, LTD. 2003 STOCK OPTION PLAN
     1. Adoption and Effective Date of Amendment. This amendment of the Orion Energy Systems, Ltd. 2003 Stock Option Plan (the “Plan”) is adopted to expand its eligibility provisions. This amendment shall be effective as of October 1, 2003.
     2. Supersession of Inconsistent Provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.
     3. Defined Terms. Except as otherwise defined in this amendment, the capitalized terms in this amendment shall have the same meaning as such terms have in the Plan.
     4. Scope. Pursuant to Section 15(b) of the Plan, Sections 4 is amended in its entirety to read as follows:
     Section 4. Eligibility for Participation
     (a) Eligible Persons. All active and former employees of the Company and its subsidiaries (“Employees”), including Employees who are or were officers or members of the Board, and all active and former members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in the Plan. Non-Employee Directors shall be eligible to receive Grants only under Section 6 of the Plan. Active and former consultants and advisors who perform or performed services to the Company or any of its subsidiaries (“Key Advisors”) shall be eligible to participate in the Plan if the Key Advisors render or rendered bona fide services and such services are or were not in connection with the offer or sale of securities in a capital-raising transaction.
     5. Effect. Except as otherwise provided herein, the provisions of the Plan shall continue in full force and effect on and after the effective date of this amendment.